Annual Report

Georgia
Tax-Free
Bond Fund

February 28, 2002

T. Rowe Price



TABLE OF CONTENTS

--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Manager's Report                                          2
  Economy and Interest Rates                                        2
  Market News                                                       3
  Portfolio Strategy                                                4
  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            14

Statement of Changes in Net Assets                                 15

Notes to Financial Statements                                      16

Report of Independent Accountants                                  20

Annual Meeting Results                                             22

Board of Directors                                                 23

Fund Officers                                                      28


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Highlights
--------------------------------------------------------------------------------

o Falling interest rates, a sluggish economy, and low inflation created a favorable backdrop for municipal bonds.

o Your fund posted solid returns for the year, outperforming its Lipper benchmark in both the 6- and 12-month periods.

o Results were aided by reducing the portfolio's interest rate sensitivity as the rate picture became more uncertain near the end of 2001.

o Municipal bonds should prove resilient as long as an economic recovery does not emerge with unexpected vigor.



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund                            1.45%                6.29%

Lipper Georgia Municipal
Debt Funds Average                                    1.10                 5.70



Price and Yield
--------------------------------------------------------------------------------

                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

Price Per Share                            $         11.08      $         10.99

Dividends Per Share
  For 6 Months                                        0.26                 0.25
  For 12 Months                                       0.52                 0.51

30-Day Dividend Yield *                               4.60%                4.46%

30-Day Standardized
Yield to Maturity                                     4.00                 3.79

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Manager's Report

Low interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for municipal bonds and your fund for both the six-month and one-year periods ended February 28, 2002. Intermediate bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the Georgia municipal market.


ECONOMY AND INTEREST RATES

The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.


                Georgia Bond Yield Index

02/28/01                   5.23
                           5.20
                           5.41
05/01                      5.35
                           5.29
                           5.19
08/01                      5.00
                           5.18
                           5.02
11/01                      5.19
                           5.30
                           5.20
02/28/02                   5.15

Source: T. Rowe Price Associates


The economy reacted with clear signs of improvement, as rapid inventory liquidation improved production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter reduced gains. An equity rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter-new municipal issuance in 2001 overall was the second highest ever at $286 billion-pressuring municipal bond prices and pushing up yields.

Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bond yields beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and the full fiscal year.

The events of September 11 hit the transportation sector particularly hard, including airport and airline-related bonds. Toll-road revenue projects also performed poorly as investors questioned traffic expectations on newly constructed roads. On the other hand, health care sectors adjusted well to a more stringent reimbursement environment and surprised on the upside.


MARKET NEWS

Georgia's economic growth slowed to the pace of the national economy. The state's unemployment rate rose to 4.2% from a 30-year low of 3.6% at the beginning of 2001, but remains below the national average. The state's revenue collections have been affected by the slowing economy and are down 5.6% year-over-year, leading to a projected budget deficit. To rebalance the budget, the governor has mandated that state agencies cut 2.5% of their budgets for the fiscal year. The state has healthy reserves including $1.32 billion of unreserved general funds that equal 6.9% of 2001 expenditures, a $551 million shortfall reserve, and a $138 million reserve for mid-year adjustments. The state does not anticipate using its shortfall reserves to cure the pending deficit.

Despite the recession, Georgia's economic picture remains relatively strong. The state's moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state's per capita income levels are slightly below the U.S. average at 94.4%, but are favorable when considering its costs of living and quality of life indicators. The Atlanta metropolitan area is still the state's economic center, capturing approximately 55% of the state's employment. The credit rating agencies reaffirmed the state's solid debt ratings-Aaa for Moody's and AAA for S&P and Fitch-and stable outlook.


PORTFOLIO STRATEGY

We are pleased to report good results for the periods ended February 28. The six-month and one-year returns exceeded peer group averages for both periods. Dividends per share fell slightly from the previous six-month period, as did the fund's share price. The 30-day dividend yield slipped to 4.46% from 4.60%, but still represented an attractive taxable equivalent yield of approximately 6.86% for taxpayers in the 35% federal tax bracket. The portfolio's credit quality was unchanged at a relatively high AA.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      8/31/01              2/28/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      15.9                 15.2

Weighted Average
Effective
Duration (years)                                       6.7                  6.7

Weighted Average Quality*                               AA                   AA

* Based on T. Rowe Price research.


Intermediate-maturity bonds offered the best results during the period as the Fed aggressively eased interest rates. Select lower-quality bonds also performed well, as the higher yields available for these issues provided better relative returns as spreads for most of our holdings remained stable. Bonds with longer maturities were the weakest performers as long-term rates moved modestly higher.

For much of the past year, we maintained a slightly higher than average interest rate sensitivity, but as the rate environment became more uncertain later in the period, we invested more in 20-year debt than longer bonds. This cut the portfolio's interest rate sensitivity moderately by reducing the fund's weighted average maturity to 15.2 years from 15.9 years at the end of August. We will likely continue this investment pattern in order to minimize interest rate volatility going forward.

We reduced our exposure to the corporate-backed industrial and pollution control sectors during the period. We eliminated our holdings in Georgia-Pacific on concerns about potential asbestos liability. We also sold our position in an energy cogeneration facility in Puerto Rico because of uncertainties related to the financial difficulties of the operator, AES Corporation. Air transportation suffered in the aftermath of September's terrorist attacks, but we maintained our position in Delta Air Lines despite its relatively weak performance over the past six months. In a difficult industry, Delta appears better positioned than most to weather the current problems plaguing the travel industry. As ever, we will diligently monitor the portfolio as we balance risk and reward.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02
--------------------------------------------------------------------------------

General Obligation - Local                              16%                  16%

Educational Revenue                                     10                   13

Prerefunded Bonds                                       10                   13

Water and Sewer Revenue                                 14                   13

Air and Sea Transportation
Revenue                                                  6                    8


OUTLOOK

With the economy at a critical point, we view the next six months with optimism and caution. The combination of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

Yet, there are many reasons to remain optimistic about the municipal market as long as an economic recovery does not emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

We also think that strong demand will provide support for the market at current levels. Bonds-both taxable securities and tax-exempt municipals-have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

We will be ever watchful as we monitor the income and sales tax receipts for the state and local issuers. Although quality has remained high to date, pockets of weakness may emerge with a prolonged transition to economic recovery. We will rely upon our strong credit research resources to manage these risks.

We thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,


Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


GEORGIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                            Lipper
                  Lehman                    Georgia
                  Brothers                  Municipal                  Georgia
                  Municipal                 Debt                       Tax-Free
                  Bond                      Funds                      Bond
                  Index                     Average                    Fund

3/31/93           10.000                    10.000                     10.000
2/94              10.666                    10.725                     10.845
2/95              10.867                    10.826                     10.999
2/96              12.068                    11.893                     12.200
2/97              12.732                    12.493                     12.793
2/98              13.896                    13.663                     14.034
2/99              14.751                    14.374                     14.838
2/00              14.444                    13.766                     14.137
2/01              16.226                    15.494                     16.055
2/02              17.335                    16.444                     17.065



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since    Inception
2/28/02           1 Year     3 Years     5 Years   Inception         Date
--------------------------------------------------------------------------------

Georgia Tax-Free
Bond Fund           6.29%       4.77%       5.93%       6.18%     3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE
Beginning of
period         $   10.83   $   10.15   $   11.03   $   10.92   $   10.44

Investment activities

  Net investment
  income (loss)     0.51*       0.52*       0.50*       0.50*       0.51*

  Net realized
  and unrealized
  gain (loss)       0.16        0.68       (0.88)       0.11        0.48

  Total from
  investment
  activities        0.67        1.20       (0.38)       0.61        0.99

Distributions

  Net investment
  income           (0.51)      (0.52)      (0.50)      (0.50)      (0.51)

NET ASSET VALUE
End of
period         $   10.99   $   10.83   $   10.15   $   11.03   $   10.92
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           6.29%*     12.08%*     (3.46%)*     5.73%*      9.70%*

Ratio of total
expenses to
average net
assets              0.65%*      0.65%*      0.65%*      0.65%*      0.65%*

Ratio of net
investment income
(loss) to average
net assets          4.65%*      4.93%*      4.78%*      4.59%*      4.79%*

Portfolio
turnover rate       32.1%       33.9%       48.5%       19.9%       49.0%

Net assets,
end of period
(in thousands) $  77,807   $  69,874   $  57,380   $  62,037   $  49,455


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/03.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands


GEORGIA  97.6%

Americus & Sumter County Hosp. Auth., Magnolia Manor
    6.25%, 5/15/19                         $         1,000      $           917

Athens-Clarke Residential Care Fac., Wesley Woods of Athens
    6.375%, 10/1/27                                    600                  527

Atlanta Airport
    Zero Coupon, 1/1/10
    (MBIA Insured) (triangle)                        1,285                  858
    5.50%, 1/1/26 (FGIC Insured)                     1,000                1,039
    5.60%, 1/1/30 (FGIC Insured)                     1,895                1,980
    6.25%, 1/1/14 (FGIC Insured) (triangle)          1,000                1,114

Atlanta & Fulton County Recreation, Park Improvement, GO
    5.75%, 12/1/18 (AMBAC Insured)                   1,500                1,635

Burke County Dev. Auth., PCR
  Georgia Power, VRDN (Currently 1.30%)                400                  400

  Oglethorpe Power
    7.80%, 1/1/08 (MBIA Insured)
    (Prerefunded 1/1/03!)                              560                  606

Cartersville Dev. Auth., PCR, Anheuser Busch,
6.75%, 2/1/12 (triangle)                             1,000                1,028

Chatham County Hosp. Auth.
  Memorial Health Medical Center
    6.125%, 1/1/24                                   1,000                1,034

Chatham County School Dist., GO
    6.25%, 8/1/16 (Prerefunded 8/1/03!)                625                  676
    6.75%, 8/1/18 (MBIA Insured)
    (Prerefunded 8/1/03!)                              750                  817

Cherokee County School Dist.,
GO, 5.25%, 8/1/17                                      360                  378

Cherokee County Water & Sewer Auth.
    5.50%, 8/1/23 (MBIA Insured)                     1,000                1,085

Clayton County Water Auth., Water & Sewer,
6.25%, 5/1/16                                        1,000                1,142

Cobb - Marietta Coliseum & Exhibit Hall Auth.
    5.625%, 10/1/26 (MBIA Insured)                   1,000                1,098

Cobb County Dev. Auth.
    Kennesaw State Univ., VRDN (Currently 1.20%)       200                  200

Columbia County, Courthouse/Detention Center, GO
                  5.625%, 2/1/20                     1,250             1,316

Columbia County Water & Sewer
    6.25%, 6/1/18 (FGIC Insured)
    (Prerefunded 6/1/10!)                            1,000                1,166

Coweta County Residential Care Fac.
  Wesley Woods of Newnan-Peachtree City
    8.25%, 10/1/26                         $           500      $           533

Crisp County Dev. Auth., Int'l Paper,
6.20%, 2/1/20 (triangle)                             1,000                1,024

DeKalb County Dev. Auth., Emory Univ.,
6.00%, 10/1/14                                         550                  599

Downtown Smyrna Dev. Auth.
    6.70%, 2/1/20 (MBIA Insured)
    (Prerefunded 2/1/05!)                            1,000                1,130

Fayette County Public Fac. Auth.
  Criminal Justice Center
    6.00%, 6/1/30 (Prerefunded 6/01/10!)               500                  577
    6.25%, 6/1/20 (Prerefunded 6/01/10!)               500                  586

Forsyth County, GO, 6.00%, 3/1/16                    1,250                1,403

Forsyth County School Dist., GO, 6.00%, 2/1/16       1,000                1,125

Forsyth County Water & Sewer Auth.
    5.00%, 4/1/21                                    1,060                1,063
    6.25%, 4/1/20 (Prerefunded 4/1/10!)              1,000                1,169

Fulton County Dev. Auth.
  Georgia Tech Foundation
    5.00%, 11/1/21                                   2,000                2,000
    5.00%, 11/1/31                                   1,000                  982
  Lovett School, VRDN (Currently 1.20%)              2,000                2,000
  PCR, Delta Airlines, 6.95%, 11/1/12                  500                  480

Fulton County Housing Auth., Single Family,
    6.55%, 3/1/18 (GNMA Guaranteed) (triangle)          90                   93

Fulton County Residential Care Fac. for the Elderly
    Canterbury Court, 6.30%, 10/1/24                   500                  500

Fulton County School Dist., GO, 6.375%, 5/1/17         830                  989

Fulton County Water & Sewer
    6.25%, 1/1/09 (FGIC Insured)                     1,000                1,145
    6.375%, 1/1/14 (FGIC Insured)                       20                   23
    6.375%, 1/1/14 (FGIC Insured)
    (Escrowed to Maturity)                           1,390                1,639

Gainesville Water & Sewer
    5.25%, 11/15/18 (FSA Insured)                      915                  947
    6.00%, 11/15/12 (FGIC Insured)                   1,000                1,153

Georgia, GO
    5.25%, 7/1/17                          $           500      $           525
    6.25%, 4/1/14                                    1,000                1,181
    6.50%, 4/1/09                                      550                  640

Georgia Housing & Fin. Auth.
  Home Ownership, 6.60%, 6/1/25 (triangle)             190                  196
  Single Family Mortgage
    5.65%, 12/1/21 (triangle)                        1,000                1,028
    5.75%, 12/1/31 (triangle)                        1,210                1,244
    5.80%, 12/1/21 (triangle)                          670                  691
    5.80%, 12/1/26 (triangle)                          495                  513
    6.05%, 12/1/16 (triangle)                          500                  525
    6.125%, 12/1/15                                    420                  432
    6.25%, 12/1/28 (triangle)                          490                  516
    6.50%, 12/1/17 (FHA Guaranteed) (triangle)         140                  144

Georgia Municipal Gas Auth., Southern Storage Gas
    6.00%, 7/1/04                                      500                  538

Georgia Private Colleges & Univ. Auth.
  Emory Univ.
    5.50%, 11/1/20                                     500                  526
    5.50%, 11/1/25                                   1,975                2,052
    5.50%, 11/1/33                                   1,500                1,557

Hall County & Gainsville Hosp. Auth.
  Northeast Health System, 5.50%, 5/15/31            1,000                  973

Henry County Water & Sewer Auth.
    5.625%, 2/1/30 (FGIC Insured)                    1,000                1,051

Jackson County School Dist., GO
    6.00%, 7/1/14 (MBIA Insured)
    (Prerefunded 7/1/04!)                            1,000                1,105

Macon-Bibb County Urban Dev. Auth., GO
  Bibb County Public Fac.
    5.50%, 10/1/22                                   1,000                1,051

Macon Water Auth., 5.00%, 10/1/21                    1,000                1,002

Medical Center Hosp. Auth.
  Columbus Regional Healthcare Systems
    5.50%, 8/1/25 (MBIA Insured)                     1,000                1,029

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
    6.90%, 7/1/20 (MBIA Insured)
    (Prerefunded 7/1/04!)                            1,325                1,492
    7.00%, 7/1/11 (Escrowed to Maturity)   $         1,550      $         1,907
    7.00%, 7/1/11 (MBIA Insured)
    (Escrowed to Maturity)                             635                  769

Monroe County Dev. Auth., Georgia Power
    VRDN (Currently 1.45%)                             600                  600

Municipal Electric Auth. of Georgia
    6.50%, 1/1/12                                      440                  513
    6.50%, 1/1/12 (Escrowed to Maturity)                80                   94
    6.50%, 1/1/17 (MBIA Insured)                       155                  186
    6.60%, 1/1/18                                      860                1,018
    6.60%, 1/1/18 (Escrowed to Maturity)               175                  213
    7.25%, 1/1/24 (AMBAC Insured)                    1,000                1,311

Newton County Hosp. Auth., Newton Health Systems, GO
    6.00%, 2/1/20 (AMBAC Insured)                    1,000                1,080

Paulding County, Water & Sewer
    6.00%, 12/1/13 (MBIA Insured)                    1,000                1,155

Paulding County School Dist., GO
    6.00%, 2/1/13 (MBIA Insured)                     1,000                1,148

Peach County School Dist., GO
    6.40%, 2/1/19 (MBIA Insured)
    (Prerefunded 2/1/05!)                              500                  561

Rockdale County Dev. Auth., Visy Paper,
7.40%, 1/1/16 (triangle)                               425                  431

Rockdale County School Dist., GO,
6.50%, 1/1/09                                        1,000                1,109

Roswell, GO, 5.50%, 2/1/14                           1,000                1,079

Savannah, Airport Commission, 5.25%,
1/1/17 (FSA Insured)                                 1,000                1,031

Savannah Economic Dev. Auth.
  College of Art & Design, 6.80%, 10/1/19              500                  527

Valdosta & Lowndes County Hosp. Auth.
  South Georgia Medical Center
    5.25%, 10/1/27 (AMBAC Insured)                   1,000                1,003

Total Georgia (Cost  $71,609)                                            75,922



PUERTO RICO  1.3%

Puerto Rico Highway & Transportation Auth.
    6.625%, 7/1/12 (FSA Insured)                     1,000                1,033

Total Puerto Rico (Cost  $1,016)                                          1,033




                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities
98.9% of Net Assets
(Cost  $72,625)                                            $   76,955


Other Assets Less Liabilities                                     852

NET ASSETS                                                 $   77,807
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $       28

Undistributed net
realized gain (loss)                                           (1,355)

Net unrealized gain (loss)                                      4,330

Paid-in-capital applicable to
7,082,395 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                          74,804

NET ASSETS                                                 $   77,807
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    10.99
                                                           ----------


(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

      FGIC  Financial Guaranty Insurance Company

       FHA  Federal Housing Authority

       FSA  Financial Security Assurance Corp.

      GNMA  Government National Mortgage Association

        GO  General Obligation

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

      VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/02

Investment Income (Loss)

Interest income                                            $    3,976

Expenses
  Investment management                                           305
  Custody and accounting                                           94
  Shareholder servicing                                            50
  Legal and audit                                                  11
  Prospectus and shareholder reports                               10
  Trustees                                                          7
  Registration                                                      5
  Proxy and annual meeting                                          1
  Miscellaneous                                                     4
  Total expenses                                                  487
  Expenses paid indirectly                                         (2)
  Net expenses                                                    485
Net investment income (loss)                                    3,491


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      (39)
  Futures                                                          22
  Net realized gain (loss)                                        (17)

Change in net unrealized gain (loss)
  Securities                                                    1,032
  Futures                                                           2
  Change in net unrealized gain (loss)                          1,034

  Net realized and unrealized gain (loss)                       1,017


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    4,508
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/02              2/28/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         3,491      $         3,065

  Net realized gain (loss)                             (17)                 (98)

  Change in net unrealized gain (loss)               1,034                4,134

  Increase (decrease) in net
  assets from operations                             4,508                7,101


Distributions to shareholders
  Net investment income                             (3,479)              (3,065)


Capital share transactions *
  Shares sold                                       19,636               17,236

  Distributions reinvested                           2,595                2,272

  Shares redeemed                                  (15,327)             (11,050)

  Increase (decrease) in net assets
  from capital share transactions                    6,904                8,458


Net Assets
Increase (decrease) during period                    7,933               12,494
Beginning of period                                 69,874               57,380

End of period                              $        77,807      $        69,874
                                           -------------------------------------

*Share information

  Shares sold                                        1,804                1,635

  Distributions reinvested                             238                  216

  Shares redeemed                                   (1,410)              (1,054)

  Increase (decrease)
  in shares outstanding                                632                  797


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $18,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended February 28, 2002, the effect of this change was to increase net investment income by $11,000 ($0.002 per share), decrease net realized gain/loss on securities by $6,000 ($0.001 per share), and decrease net unrealized gain/loss on securities by $5,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Future Contracts During the year ended February 28, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $29,848,000 and $23,098,000, respectively, for the year ended February 28, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended February 28, 2002 totaled $3,479,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $4,472,000

Unrealized depreciation                                      (160,000)

Net unrealized
appreciation (depreciation)                                 4,312,000

Undistributed tax-exempt income                                 4,000

Capital loss carryforwards                                 (1,313,000)

Distributable earnings                                      3,003,000

Paid-in capital                                            74,804,000

Net assets                                                $77,807,000
                                                          -----------


Federal income tax regulations require the fund to defer recognition of capital losses realized on certain transactions; accordingly, $42,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, amortization of $24,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28, 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of 2002, the fund had $363,000 of capital loss carryforwards that expire in 2003, $319,000 that expire in 2008, $613,000 that expire in 2009, and $18,000 that expire in 2010.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net
investment income                                          $   (4,000)

Undistributed net
realized gain                                                   4,000


At February 28, 2002, the cost of investments for federal income tax purposes was $72,643,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $22,000 was payable at February 28, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Subject to shareholder approval, the fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $10,000 of management fees were not accrued by the fund for the year ended February 28, 2002. At February 28, 2002, unaccrued fees in the amount of $115,000 remain subject to reimbursement by the fund through February 28, 2005.

In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $105,000 for the year ended February 28, 2002, of which $9,000 was payable at period end.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2002



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $3,463,000 which qualified as exempt-interest dividends.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Georgia Tax-Free Bond Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               183,180,605.256
Withhold:                                                    4,528,111.970

Total:                                                     187,708,717.226

William T. Reynolds
Affirmative:                                               183,173,071.506
Withhold:                                                    4,535,645.720

Total:                                                     187,708,717.226

Calvin W. Burnett
Affirmative:                                               182,719,672.581
Withhold:                                                    4,989,044.645

Total:                                                     187,708,717.226

Anthony W. Deering
Affirmative:                                               183,143,821.987
Withhold:                                                    4,564,895.239

Total:                                                     187,708,717.226

Donald W. Dick, Jr.
Affirmative:                                               183,261,134.919
Withhold:                                                    4,447,582.307

Total:                                                     187,708,717.226

David K. Fagin
Affirmative:                                               182,970,369.835
Withhold:                                                    4,738,347.391

Total:                                                     187,708,717.226

F. Pierce Linaweaver
Affirmative:                                               182,889,310.438
Withhold:                                                    4,819,406.788

Total:                                                     187,708,717.226

Hanne M. Merriman
Affirmative:                                               183,193,140.931
Withhold:                                                    4,515,576.295

Total:                                                     187,708,717.226

John G. Schreiber
Affirmative:                                               183,268,829.488
Withhold:                                                    4,439,887.738

Total:                                                     187,708,717.226

Hubert D. Vos
Affirmative:                                               182,943,583.574
Withhold:                                                    4,765,133.652
Total:                                                     187,708,717.226

Paul M. Wythes
Affirmative:                                               182,764,811.535
Withhold:                                                    4,943,905.691

Total:                                                     187,708,717.226

James S. Riepe
Affirmative:                                               183,258,966.233
Withhold:                                                    4,449,750.993

Total:                                                     187,708,717.226



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  in 1993     Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
Baltimore,
MD 21202
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 1986     Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
Baltimore,                            Executive
MD 21202                              Officer,
1/28/45                               The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 in 2001     EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
Baltimore,                            and management
MD 21202                              advisory firm
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 2001     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore,                            Resources                   Canyon
MD 21202                              Ltd., and                   Resources,
4/9/38                                Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 1986     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
Baltimore,                            consulting
MD 21202                              environmental
8/22/34                               and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 2001     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore,                                                        Enterprises,
MD 21202                                                          Inc., The
11/16/41                                                          Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 1992     Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
Baltimore,                            investment                  Corporation,
MD 21202                              company;                    and The Rouse
10/21/46                              Senior Advisor              Company,
                                      and Partner,                real estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 2001     Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore,                            investment
MD 21202                              company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 2001     Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore,                            capital
MD 21202                              limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
William T.   Director     Elected     Director         36         Not
Reynolds                  in 1991     and Managing                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
Baltimore,                            T. Rowe
MD 21202                              Price Group,
5/26/48                               Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     in 1986     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director, and
Street                                Managing
Baltimore,                            Director,
MD 21202                              T. Rowe
6/25/43                               Price and
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chairman
                                      of the Board
                                      and Director,
                                      T. Rowe
                                      Price Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President, and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price International,
                                      Inc., T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited, and
                                      T. Rowe
                                      Price Global
                                      Investment
                                      Services
                                      Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     in 1997     Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore,                            Officer,
MD 21202                              Director, and
4/22/44                               Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman,
                                      T. Rowe
                                      Price Global
                                      Asset Management
                                      Limited; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company; Director,
                                      T. Rowe
                                      Price Global
                                      Investment Services
                                      Limited and
                                      T. Rowe
                                      Price International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Information About the Fund's Officers
--------------------------------------------------------------------------------


Name, Date of Birth, Address, and Principal Occupations
Title and Fund(s) Served
--------------------------------------------------------------------------------

Jeremy N. Baker, 2/27/68
Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Linda A. Brisson, 7/8/59
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------
Charles B. Hill, 9/22/61
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42
Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe
Price Group, Inc.; Vice President, T. Rowe Price International, Inc. and T.
Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T.
Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T.
Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------
Marcy M. Lash, 1/30/63
Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services,
Inc

Secretary
--------------------------------------------------------------------------------
Joseph K. Lynagh, 6/9/58
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Konstantine B. Mallas, 5/26/63
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------
Hugh D. McGuirk, 7/6/60
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

David S. Middleton, 1/18/56
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------
Mary J. Miller, 7/19/55
Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------
Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw
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INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
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T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
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Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
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Tax-Efficient Balanced


BOND FUNDS

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Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
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U.S. Bond Index
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Domestic Tax-Free

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Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
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Tax-Free High Yield
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Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
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MONEY MARKET FUNDS!

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Prime Reserve
Summit Cash Reserves
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Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
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Emerging Markets Bond
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directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F92-050  2/28/02